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                                                                      EXHIBIT 24



                               POWER OF ATTORNEY

     The undersigned Director of The Ackerley Group, Inc. ("Company") appoints each of Barry A. Ackerley, Denis M. Curley and Keith W. Ritzmann his true and lawful attorney and agent, in name and on behalf of the undersigned, in any and all capacities, to sign and to file with the Securities and Exchange Commission any and all registration statements (including without limitation, any registration statement filed pursuant to Rule 462(b) promulgated under the Securities Act 1933) and any and all amendments and post-effective amendments and exhibits thereto in connection with the offering by the Company and/or certain of its stockholders of shares of its common stock, and to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable in connection therewith, without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

     Pursuant to the requirements of the Securities and Exchange Act of 1933, this Power of Attorney has been signed by the following person in the capacity indicated on this 8th day of June, 1999.




                                        /s/  GAIL A. ACKERLEY
                                        ------------------------------
                                        Gail A. Ackerley
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                               POWER OF ATTORNEY


     The undersigned Director of The Ackerley Group, Inc. ("Company") appoints each of Denis M. Curley and Keith W. Ritzmann his true and lawful attorney and agent, in name and on behalf of the undersigned, in any and all capacities, to sign and to file with the Securities and Exchange Commission any and all registration statements (including without limitation, any registration statement filed pursuant to Rule 462(b) promulgated under the Securities Act
1933) and any and all amendments and post-effective amendments and exhibits thereto in connection with the offering by the Company and/or certain of its stockholders of shares of its common stock, and to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable in connection therewith, without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

     Pursuant to the requirements of the Securities and Exchange Act of 1933, this Power of Attorney has been signed by the following person in the capacity indicated on this 8th day of June, 1999.





                                        /s/ BARRY A. ACKERLEY
                                        --------------------------------
                                        Barry A. Ackerley


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                               POWER OF ATTORNEY



       The undersigned Director of The Ackerley Group, Inc. ("Company") appoints each of Barry A. Ackerley, Denis M. Curley and Keith W. Ritzmann his true and lawful attorney and agent, in name and on behalf of the undersigned, in any and all capacities, to sign and to file with the Securities and Exchange Commission any and all registration statements (including without limitation, any registration statement filed pursuant to Rule 462(b) promulgated under the Securities Act 1933) and any and all amendments and post-effective amendments and exhibits thereto in connection with the offering by the Company and/or certain of its stockholders of shares of its common stock, and to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable in connection therewith, without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

       Pursuant to the requirements of the Securities and Exchange Act of 1933, this Power of Attorney has been signed by the following person in the capacity indicated on this 8th day of June, 1999.



                                             /s/ M. IAN G. GILCHRIST
                                             -----------------------------------
                                             M. Ian G. Gilchrist
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                               POWER OF ATTORNEY


     The undersigned Director of The Ackerley Group, Inc. ("Company") appoints each of Barry A. Ackerley, Denis M. Curley and Keith W. Ritzmann his true and lawful attorney and agent, in name and on behalf of the undersigned, in any and all capacities, to sign and to file with the Securities and Exchange Commission any and all registration statements (including without limitation, any registration statement filed pursuant to Rule 462(b) promulgated under the Securities Act 1933) and any and all amendments and post-effective amendments and exhibits thereto in connection with the offering by the Company and/or certain of its stockholders of shares of its common stock, and to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable in connection therewith, without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

     Pursuant to the requirements of the Securities and Exchange Act of 1933, this Power of Attorney has been signed by the following person in the capacity indicated on this 8th day of June, 1999.



                                             /s/  DEBORAH L. BEVIER
                                             ---------------------------
                                             Deborah L. Bevier
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                               POWER OF ATTORNEY

     The undersigned Director of The Ackerley Group, Inc. ("Company") appoints each of Barry A. Ackerley, Denis M. Curley and Keith M. Ritzmann his true and lawful attorney and agent, in name and on behalf of the undersigned, in any and all capacities, to sign and to file with the Securities and Exchange Commission any and all registration statements (including without limitation, any registration statement filed pursuant to Rule 462(b) promulgated under the Securities Act 1933) and any and all amendments and post-effective amendments and exhibits thereto in connection with the offering by the Company and/or certain of its stockholders of shares of its common stock, and to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable in connection therewith, without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

     Pursuant to the requirements of the Securities and Exchange Act of 1933, this Power of Attorney has been signed by the following person in the capacity indicated on this 8th day of June, 1999.


                                         /s/ MICHEL C. THIELEN
                                         ---------------------------
                                         Michel C. Thielen
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                                POWER OF ATTORNEY


        The undersigned Officer of The Ackerley Group, Inc. ("Company") appoints each of Barry A. Ackerley and Keith W. Ritzmann his true and lawful attorney and agent, in name and on behalf of the undersigned, in any and all capacities, to sign and to file with the Securities and Exchange Commission any and all registration statements (including without limitation, any registration statement filed pursuant to Rule 462(b) promulgated under the Securities Act
1933) and any and all amendments and post-effective amendments and exhibits thereto in connection with the offering by the Company and/or certain of its stockholders of shares of its common stock, and to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable in connection therewith, without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

        Pursuant to the requirements of the Securities and Exchange Act of 1933, this Power of Attorney has been signed by the following person in the capacity indicated on this 8th day of June, 1999.



                                             /s/ Denis M. Curley
                                             -------------------------------
                                             Denis M. Curley, Co-President
                                              and Chief Financial Officer,
                                              Secretary and Treasurer